MetLife Mid Cap Stock Index Portfolio Investment Strategy - MetLife Mid Cap Stock Index Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. MetLife Investment Management, LLC (“MIM” or “Subadviser”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies included in the S&P MidCap 400 Index. Although the Portfolio seeks to track the performance of the S&P MidCap 400 Index, its performance usually will not exactly match that of the index because, among other things, the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not incur these expenses. As of December 31, 2025, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $1.7 billion to $32.9 billion. The market capitalization limits will vary with market fluctuations. MIM, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. The Portfolio may also invest in real estate investment trusts. In seeking to track the performance of the S&P MidCap 400 Index, from time to time the Portfolio may focus its investments in one or more industries or sectors. MIM may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the S&P MidCap 400 Index.